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                                  EXHIBIT 10.2

                   FOR INCLUSION IN NEW VALLEY CORPORATION'S
               CURRENT REPORT ON FORM 8-K DATED JANUARY 31, 1997





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                                PLEDGE AGREEMENT



     THIS PLEDGE AGREEMENT, dated as of January 31, 1997, is entered into by and between BROOKE (OVERSEAS) LTD., a corporation duly organized and validly existing under the laws of Delaware ("Brooke"), and NEW VALLEY CORPORATION, a corporation duly organized and validly existing under the laws of Delaware ("NVC").


                                   WITNESSETH

     WHEREAS, on the date hereof (i) NVC has purchased from Brooke 10,483 shares of Common Stock (the "Shares") of BrookeMil Ltd., a Cayman Islands company (the "Company"), and (ii) NVC has issued to Brooke a note (the "Note") to evidence its obligation to pay a portion of the purchase price for the Shares, all pursuant to a Stock Purchase Agreement, dated as of January 31, 1997, among the Company, Brooke, BGLS, Inc., and NVC;

     WHEREAS, to secure the payment obligations of NVC under the Note, Brooke has requested that NVC pledge to it the Shares owned by NVC;

     NOW, THEREFORE, in consideration of the mutual agreements set forth herein and for other good and valuable consideration, the parties hereto hereby agree as follows:


1.   SECURITY AGREEMENT

1.1  Security Interest in the Collateral

     (a) In order to secure the due and punctual payment (whether at maturity or by acceleration) of any amount that NVC is obligated to pay under the Note, NVC hereby pledges, assigns, transfers, sets over and delivers to Brooke and grants for the benefit of Brooke a security interest in and to all of the following in which NVC may now or hereafter have any right, title or interest:

         (i)   the Shares;

         (ii)  all certificates and instruments representing the Shares; and

         (iii) all cash, securities, distributions and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the



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            foregoing except dividends and distributions paid upon the
            Shares prior to the occurrence and continuance of an Event of Default (as defined below), as provided in Section 1.2(a)(ii) hereof (all of the property described in the foregoing clauses (i)-(iii) is hereinafter referred to as the "Collateral").

     (b) The Shares and all certificates and instruments representing such Shares shall be deposited on the date hereof with Clyde E. Rankin, III, of Coudert Brothers, 1114 Avenue of the Americas, New York, New York 10036, as representative of the parties hereunder (the "Representative"). All securities and other certificated property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for the Shares (collectively with the Shares, the "Property"), shall also be deposited with the Representative when received. In the event of any ambiguity or uncertainty hereunder or in any notice, instruction or other communications received by the Representative, or any dispute or conflicting claims among the parties hereto with respect to the Property held by the Representative hereunder, the Representative may, in his sole discretion, refrain from taking any action other than to retain possession of such Property, unless the Representative receives written instructions signed by all parties hereto, which eliminate such ambiguity or uncertainty or resolve such dispute or conflicting claim. All costs and expenses incurred by the Representative in connection with his activities hereunder shall be the joint and several obligation of the parties hereto.

     (c) The parties hereto agree that, on the date on which NVC makes payment of any and all amounts due and payable under the Note to Brooke, the Collateral shall be released from the pledge of this Agreement and returned to the possession of NVC and no longer constitute Collateral under this Agreement.

1.2 Voting Rights; Distributions; Etc.

     (a) So long as no Event of Default (as defined below) shall have occurred and be continuing:

            (i) Except as set forth in paragraph (b) below, NVC shall be solely and exclusively entitled to exercise any and all voting, consensual and other rights and powers relating or pertaining to the Collateral or any part thereof that NVC may now or hereafter have as the owner of the Shares for any purpose not inconsistent with the terms of this Agreement; and

            (ii) NVC shall be solely and exclusively entitled to receive and retain dividends and other distributions payable upon the Shares.

     (b) Upon the occurrence and during the continuance of an Event of Default, all rights of NVC to exercise the voting, consensual and other rights and powers which



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NVC is entitled to exercise pursuant to subparagraph (i) of paragraph (a) above and to receive the dividends and other distributions which NVC is authorized to receive and retain pursuant to subparagraph (ii) of paragraph (a) above shall cease and Brooke shall have the sole and exclusive right and authority to exercise such voting, consensual and other rights and powers and to receive such dividends and other distributions, and any such dividends and other distributions received by NVC shall immediately be paid over to Brooke. Any and all money and other property paid over to or received by Brooke pursuant to the provisions of this paragraph (b) shall be retained by Brooke as part of the Collateral and be applied in accordance with the provisions hereof.


2. REPRESENTATIONS, WARRANTIES AND COVENANTS

2.1 Title to Shares

     NVC hereby represents and warrants that it owns good and marketable title to the Shares, free and clear of any liens, charges, encumbrances or security interests of any kind whatsoever, and that the Shares are not subject to any restriction on alienation or transfer, in each case, other than this Agreement. NVC covenants to defend the right, title and interest of NVC in and to the Shares against the claims and demands of all persons whatsoever. NVC hereby represents, warrants and covenants that NVC is currently, or shall be, the only owner of the Shares and that NVC does not, and will not have, outstanding rights, options, warrants, conversion rights or other commitments or agreements for the purchase or acquisition of the Shares.

2.2 No Transfer

     NVC covenants not to sell, assign, transfer or otherwise dispose of, or grant any option with respect to, or pledge or otherwise encumber (other than the lien created hereby), any of the Shares, other Collateral or any interest therein, unless (i) it obtains the prior written consent of Brooke, or (ii) all obligations of NVC under the Note have been paid in full.


2.3 Corporate Organization and Authority

     NVC represents and warrants that:

     (a) it is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, has full corporate power and authority to own its assets and to transact its business as now conducted, and is in good standing under the laws of those jurisdictions in which the business conducted or the assets owned or leased by it makes qualification to do business as a foreign corporation necessary;

     (b) this Agreement has been duly executed and delivered by NVC and constitutes a legal, valid and binding obligation of NVC, enforceable in accordance



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with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity;

     (c) the execution, delivery and performance by NVC of this Agreement (i) will not violate any provision of any law applicable to NVC or to any of its assets, (ii) will not violate any provisions of the Restated Certificate of Incorporation or By-laws of NVC, and (iii) will not violate any provisions of, or constitute a default under, or result in the creation or imposition of any lien (other than the lien created hereby) on any of the properties, revenues or assets of NVC pursuant to the provisions of any applicable law, contract, agreement or other undertaking to which NVC is a party or which purports to be binding upon NVC or upon any of its assets; and

     (d) no consent or authorization of, or other act by or in respect of, any governmental authority, and no consent of any person is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement.


3.   EVENT OF DEFAULT

     For purposes of this Agreement an "Event of Default" shall exist hereunder upon the occurrence of a payment default under Section 2.1(a) of the Note (whether any such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body or otherwise).


4.   REMEDIES UPON DEFAULT

4.1  Rights under the Uniform Commercial Code

     If any Event of Default shall have occurred and be continuing, Brooke shall have the right to exercise any and all rights and remedies of a secured party upon default under the Uniform Commercial Code then in effect in the State of New York, United States of America.

4.2  Sale of the Collateral

     (a) In addition to the aforesaid rights and remedies under the Uniform Commercial Code, upon the occurrence and during the continuance of an Event of Default, Brooke may, to the extent permitted by law, sell the Collateral, or any part thereof, at any public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery, as Brooke shall deem appropriate. Brooke shall be authorized at any such sale (to the extent it deems it




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advisable to do so, in its sole discretion) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral then being sold for their own account for investment and not with a view to the distribution or resale thereof, and upon consummation of any such sale Brooke shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely and free from any claim or right on the part of NVC. At any such sale Brooke may bid for or purchase, free from any right of redemption on the part of NVC (all said rights being also hereby waived and released), all or any part of the Collateral offered for sale, and Brooke may, upon compliance with the terms of the sale, hold, retain and dispose of such property without further accountability therefor.

     (b) Brooke shall give NVC at least ten (10) days' written notice of the intention of Brooke to make any such public or private sale or sale at any broker's board or on any securities exchange. Such notice, in case of public sale, shall state the time and place fixed for such sale and, in the case of sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange.

     (c) Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as Brooke may fix in the notice of such sale.

     (d) At any such public or private sale, the Collateral or part thereof to be sold may be sold in one lot as an entirety or in separate parcels, as Brooke may in its sole discretion determine.

     (e) Brooke shall not be obligated to make any sale of Collateral if it shall determine not to do so, regardless of the fact that notice of sale of Collateral may have been given. Brooke may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may without further notice be made at the time and place to which the same shall have been so adjourned.

     (f) As an alternative to exercising its rights under the Uniform Commercial Code or the power of sale herein conferred upon it, Brooke may proceed by a suit or suits at law or in equity to foreclose on and to sell the Collateral or any portion thereof pursuant to a judgment decree of a court or courts of competent jurisdiction.

4.3 Application of Proceeds of Sale and Other Cash Received

     The proceeds of sale of Collateral sold pursuant to Section 4.2 and cash constituting Collateral received under Section 1.2(b) shall be applied by Brooke as follows:



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     FIRST: to the payment of the costs and expenses of such sale, including the out-of-pocket expenses of Brooke and the fees and out-of-pocket expenses of legal advisers employed by Brooke in connection therewith, and to the payment of all advances made by Brooke hereunder and the payment of all reasonable costs and expenses incurred by Brooke in connection with the administration and enforcement of this Agreement;

     SECOND: to the payment in full of the Note;

     THIRD: the balance (if any) of such proceeds to NVC, the successors or assigns of NVC, or as a court of competent jurisdiction may direct.


5. OTHER PROVISIONS

5.1 Termination

     The security interest created by this Agreement shall terminate on or after the date when any and all amounts due and payable by NVC under the Note shall be paid in full, at which time Brooke shall reassign and redeliver, or cause to be reassigned or redelivered, without recourse to or warranty by Brooke and at the expense of NVC and together with appropriate instruments of reassignment and release, to NVC, against receipt, such of the Collateral (if any) as shall not have been sold or otherwise applied by Brooke pursuant to the terms hereof and not theretofore reassigned and redelivered to NVC or such person or persons as NVC may have designated, which Collateral (if any) shall not have been encumbered by Brooke.

5.2 Further Assurances

     NVC agrees to do such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements and instruments as Brooke may at any time reasonably request in connection with the administration or enforcement of this Agreement or related to the Collateral or any part thereof or in order better to assure and confirm onto Brooke its rights, powers and remedies hereunder.

5.3 Certain Waivers, etc.

     (a) No delay on the part of Brooke in exercising any power of sale, lien, option or other right hereunder, and no notice or demand which may be given to or made upon NVC with respect to any power of sale, lien, option or other right hereunder, shall constitute a waiver thereof, or limit or impair the right of Brooke to take any action or to exercise any power of sale, lien, option or any other right under this Agreement or otherwise, nor shall any single or partial exercise thereof, or the exercise of any power, lien, option or any other right under this Agreement, or



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otherwise, preclude any other or further exercise thereof all without notice or demand, nor shall any of the same prejudice Brooke's rights against NVC in any respect.

     (b) Each and every remedy of Brooke shall, to the extent permitted by law, be cumulative and shall be in addition to any other remedy given hereunder or now or hereafter existing at law or in equity or by statute.

     (c) Brooke shall have no duty or obligation to satisfy the indebtedness secured hereby out of any other property, or pursuant to any other pledge, undertaking or security relating to such indebtedness and may realize on the Collateral and/or any other security available to it in such order or concurrently as it may see fit and Brooke will not be required to take any recourse against NVC or any other person or persons before realizing on the Collateral.

5.4  Expenses

     NVC shall pay Brooke on a full indemnity basis all reasonable costs and expenses (a) incurred by Brooke in realizing upon any of the Collateral and (b) paid or incurred by Brooke in enforcing or attempting to enforce its rights hereunder, which costs and expenses shall include the fees and expenses of legal advisers and counsel to Brooke. The obligation of NVC hereunder to make such payments to Brooke shall constitute obligations secured by the Collateral.

5.5  Entire Agreement; Amendment

     This Agreement, the Note, the Stock Purchase Agreement and the documents referred to herein and therein constitute the entire agreement of the parties with respect to the subject matter hereof and shall supersede any prior expressions of intent or understanding with respect to this transaction. In the event of any conflict or inconsistency between this Agreement and any other agreement governing or otherwise relating to the Shares, the terms of this Agreement shall control. This Agreement may be amended but only by an instrument in writing signed by the party or parties to be bound or burdened by such amendment.

5.6  Assignment, Successors and Assigns

     No assignment of this Agreement or any right or obligation hereunder whatsoever shall be made by Brooke or NVC.

5.7  Applicable Law

     The provisions of this Agreement and all rights and obligations hereunder shall be governed by and construed in accordance with the laws of the State of New York, United States of America, without reference to its conflict of laws rules.



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5.8  Jurisdiction

     Brooke and NVC agree that any legal action or proceedings arising out of or in connection with this Agreement may be brought in any court of the State of New York located in New York County or the United States District Court for the Southern District of New York, and, by execution and delivery of this Agreement, Brooke and NVC hereby submit to and accept with regard to any such action or proceeding, each for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts and waive any objection which such party may now or hereafter have to any such court as the venue for any such proceeding on the ground that it may constitute any forum non-conveniens. The agreement set forth in this Section 5.8 is given solely for the benefit of the parties hereto and such agreement is not intended to and shall not inure to the benefit of any other person.

5.9  Notices

     Any notice, communication or demand to be given or made by or to NVC or Brooke pursuant to this Agreement shall be in writing and shall be deemed to have been duly given or made as of the date of receipt and shall be delivered personally or mailed by registered or certified mail (postage prepaid, return receipt requested), sent by overnight courier or sent by telecopy, to NVC or Brooke at the following addresses or telecopy numbers (or at such other address or telecopy number for NVC or Brooke as shall be specified by like notice):

     (a) if to Brooke:

                         Brooke (Overseas) Ltd.
                         100 S.E. Second Street
                         Miami, Florida 33131


                         Telecopy:   305/579-8037
                         Attention:  Ronald J. Bernstein
                                     President

     (b) if to NVC:

                         New Valley Corporation
                         100 S.E. Second Street
                         Miami, Florida 33131

                         Telecopy:   305/579-8009
                         Attention:  Robert Lundgren
                                     Vice President and
                                        Chief Financial Officer


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5.10 Invalidity

     Any provision hereof prohibited by or unlawful or unenforceable under any applicable law of any jurisdiction shall as to such jurisdiction be ineffective without affecting or impairing the remaining provisions of this Agreement which shall remain in full force and effect. In the event that any provision of this Agreement or of any document executed pursuant hereto shall be deemed to be invalid or become invalid, the parties hereto shall substitute for such invalid provision a new provision which serves the purpose of the invalid provision to the best possible extent.

5.11 Headings and Counterparts

     The headings of this Agreement are for the purpose of reference only, and shall not limit or otherwise affect any of the terms hereof. This Agreement may be executed in counterparts and any single counterpart or set of counterparts signed, in either case, by all the parties thereto shall be deemed to be an original, and all such counterparts when taken together shall constitute one and the same instrument.




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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first written above.




BROOKE (OVERSEAS) LTD.                  NEW VALLEY CORPORATION


By:  /s/ Ronald J. Bernstein            By:  /s/ Robert M. Lundgren
     ----------------------------            ----------------------------------
     Name:  Ronald J. Bernstein              Name:   Robert M. Lundgren
     Title: President                        Title:  Vice President and Chief
                                                     Financial Officer



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